UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2016

Date of reporting period:	February 29, 2016

Item 1. Schedule of Investments:

Putnam Mortgage Opportunites Fund

The fund's portfolio
2/29/16 (Unaudited)

MORTGAGE-BACKED SECURITIES (77.5%)(a)
			Principal amount	Value

Agency collateralized mortgage obligations (23.8%)

Federal Home Loan Mortgage Corporation
IFB Ser. 4087, Class SA, IO, 5.623s, 2039			$147,270	$17,014
Ser. 4500, Class GI, IO, 4s, 2045			155,965	18,362
Ser. 4462, IO, 4s, 2045			241,765	40,505
Ser. 4425, IO, 4s, 2045			264,986	30,246
Ser. 4462, Class KI, IO, 4s, 2045			262,076	42,577
Ser. 4452, Class QI, IO, 4s, 2044			143,212	20,262
Ser. 4355, Class DI, IO, 4s, 2044			182,400	15,194
Ser. 4121, Class MI, IO, 4s, 2042			231,698	42,864
Ser. 4015, Class GI, IO, 4s, 2027			603,180	75,101
Ser. 4501, Class BI, IO, 3 1/2s, 2043			145,112	17,570
Ser. 4206, Class IP, IO, 3s, 2041			252,578	26,462
Ser. 4179, Class EI, IO, 3s, 2030			514,122	46,286

Federal National Mortgage Association
IFB Ser. 11-4, Class CS, 12.028s, 2040			43,043	53,390
IFB Ser. 12-76, Class DS, IO, 6.114s, 2039			218,171	25,880
Connecticut Avenue Securities FRB Ser. 15-C03, Class 1M2, 5.436s, 2025			11,000	10,174
Connecticut Avenue Securities FRB Ser. 15-C01, Class 2M2, 4.986s, 2025			100,000	98,250
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2, 4.436s, 2025			40,000	36,754
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2, 4.436s, 2025			16,000	14,802
Ser. 418, Class C24, IO, 4s, 2043			211,442	38,189
Ser. 14-95, Class TI, IO, 4s, 2039			523,381	51,553
Ser. 12-110, Class BI, IO, 3 1/2s, 2039			373,713	34,924
Ser. 15-41, Class IA, IO, 3 1/2s, 2035			583,977	77,856
Ser. 78, Class KI, IO, 3 1/2s, 2027			156,656	17,412
Ser. 13-6, Class JI, IO, 3s, 2043			190,266	20,543
Ser. 12-100, Class WI, IO, 3s, 2027			305,856	29,254
FRB Ser. 03-W10, Class 1, IO, 0.74s, 2043			309,477	5,005

Government National Mortgage Association
Ser. 14-182, Class KI, IO, 5s, 2044			106,189	19,847
Ser. 14-133, Class IP, IO, 5s, 2044			99,454	17,280
Ser. 10-35, Class UI, IO, 5s, 2040			121,883	21,248
Ser. 15-79, Class GI, IO, 5s, 2039			466,296	78,713
Ser. 10-9, Class QI, IO, 4 1/2s, 2040			67,256	10,597
Ser. 15-186, Class AI, IO, 4s, 2045			241,728	36,109
Ser. 15-53, Class MI, IO, 4s, 2045			390,978	86,557
Ser. 15-40, Class KI, IO, 4s, 2044			116,370	21,528
Ser. 12-138, Class AI, IO, 4s, 2042			313,854	59,139
Ser. 14-115, Class EI, IO, 4s, 2038			326,423	26,429
Ser. 15-64, Class PI, IO, 3 1/2s, 2045			163,425	16,553
Ser. 15-52, Class IK, IO, 3 1/2s, 2045			655,132	113,085
Ser. 15-20, Class PI, IO, 3 1/2s, 2045			112,845	15,766
Ser. 15-168, Class IG, IO, 3 1/2s, 2043			198,143	20,384
Ser. 13-100, Class MI, IO, 3 1/2s, 2043			212,739	17,683
Ser. 13-14, IO, 3 1/2s, 2042			290,259	29,798
Ser. 15-138, Class AI, IO, 3 1/2s, 2039			101,659	11,165
Ser. 15-82, Class GI, IO, 3 1/2s, 2038			153,745	15,871
Ser. 14-44, Class IC, IO, 3s, 2028			589,799	53,230
Ser. 15-H20, Class CI, IO, 2.196s, 2065			190,432	23,506
Ser. 15-H25, Class CI, IO, 2.179s, 2065			162,939	19,699
FRB Ser. 15-H16, Class XI, IO, 2.174s, 2065			115,358	14,731
Ser. 15-H26, Class DI, IO, 2.17s, 2065			163,141	19,577
Ser. 15-H25, Class BI, IO, 2.168s, 2065			271,884	32,762
Ser. 15-H24, Class HI, IO, 2.017s, 2065			379,946	32,675
Ser. 15-H10, Class HI, IO, 1.98s, 2065			403,086	47,161
Ser. 15-H15, Class JI, IO, 1.929s, 2065			190,831	22,747
Ser. 14-H21, Class AI, IO, 1.872s, 2064			378,413	40,869
Ser. 16-H02, Class HI, IO, 1.843s, 2066			467,341	49,678
Ser. 15-H25, Class EI, IO, 1.835s, 2065			224,468	24,624
Ser. 15-H23, Class DI, IO, 1.834s, 2065			219,145	23,729
Ser. 15-H20, Class AI, IO, 1.83s, 2065			202,584	22,608
Ser. 15-H18, Class IA, IO, 1.818s, 2065			174,795	17,077
Ser. 15-H23, Class BI, IO, 1.714s, 2065			132,286	13,744
Ser. 15-H26, Class EI, IO, 1.705s, 2065			435,303	46,055
Ser. 15-H24, Class BI, IO, 1.664s, 2065			386,974	28,017
Ser. 15-H22, Class EI, IO, 1.609s, 2065			403,518	33,411
Ser. 15-H25, Class AI, IO, 1.605s, 2065			315,176	29,690
Ser. 15-H14, Class BI, IO, 1.583s, 2065			646,738	51,674
FRB Ser. 11-H07, Class FI, IO, 1.225s, 2061			918,196	49,215
Ser. 15-H26, Class CI, IO, 0.799s, 2065			655,661	19,145

				2,239,805
Commercial mortgage-backed securities (28.3%)

CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class F, 5 1/4s, 2047			100,000	86,540

Citigroup Commercial Mortgage Trust FRB Ser. 06-C4, Class B, 5.912s, 2049			101,000	92,415

Citigroup Commercial Mortgage Trust 144A
FRB Ser. 13-GC17, Class D, 5.105s, 2046			200,000	172,425
FRB Ser. 14-GC19, Class D, 4.9s, 2047			30,000	22,643
FRB Ser. 14-GC21, Class D, 4.835s, 2047			110,000	80,674

COMM Mortgage Trust Ser. 06-C8, Class AJ, 5.377s, 2046			128,000	120,794

COMM Mortgage Trust 144A
FRB Ser. 14-UBS6, Class D, 3.966s, 2047(F)			100,000	70,424
Ser. 14-CR18, Class E, 3.6s, 2047(F)			100,000	66,421

GS Mortgage Securities Trust Ser. 06-GG8, Class AJ, 5.622s, 2039			14,000	13,040

GS Mortgage Securities Trust 144A FRB Ser. 14-GC18, Class D, 4.948s, 2047(F)			100,000	78,357

JPMBB Commercial Mortgage Securities Trust 144A Ser. 14-C25, Class E, 3.332s, 2047(F)			100,000	64,063

JPMorgan Chase Commercial Mortgage Securities Trust FRB Ser. 06-LDP7, Class B, 5.93s, 2045			74,000	36,223

JPMorgan Chase Commercial Mortgage Securities Trust 144A
Ser. 13-C13, Class E, 3.986s, 2046			100,000	75,850
Ser. 12-C6, Class G, 2.972s, 2045			100,000	72,770

LB-UBS Commercial Mortgage Trust
FRB Ser. 06-C3, Class C, 5.705s, 2039			100,000	97,000
FRB Ser. 06-C6, Class B, 5.472s, 2039			130,000	129,620
Ser. 06-C1, Class AJ, 5.276s, 2041			75,064	75,063

Merrill Lynch Mortgage Trust FRB Ser. 05-CIP1, Class B, 5.489s, 2038			10,582	10,479

Morgan Stanley Bank of America Merrill Lynch Trust 144A
Ser. 14-C17, Class D, 4.698s, 2047			100,000	80,718
FRB Ser. 12-C6, Class G, 4 1/2s, 2045			100,000	73,990
Ser. 14-C15, Class F, 4s, 2047			125,000	84,920
Ser. 14-C17, Class E, 3 1/2s, 2047(F)			100,000	65,842
Ser. 15-C24, Class D, 3.257s, 2048			19,000	12,855
Ser. 14-C19, Class D, 3 1/4s, 2047			100,000	69,540

Morgan Stanley Capital I Trust
Ser. 07-HQ11, Class B, 5.538s, 2044			100,000	95,000
FRB Ser. 06-HQ8, Class D, 5.476s, 2044			100,000	83,575
Ser. 06-HQ10, Class B, 5.448s, 2041			100,000	95,981

Morgan Stanley Capital I Trust 144A FRB Ser. 08-T29, Class F, 6.268s, 2043			100,000	97,700

Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C23, Class F, 5.651s, 2045			100,000	99,636

Wells Fargo Commercial Mortgage Trust 144A Ser. 14-LC18, Class D, 3.957s, 2047			148,000	103,898

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 14-C19, Class E, 4.971s, 2047(F)			19,000	14,455
FRB Ser. 13-UBS1, Class E, 4.629s, 2046			110,000	91,504
FRB Ser. 13-C15, Class D, 4.48s, 2046			184,000	152,668
Ser. 14-C20, Class D, 3.986s, 2047			110,000	72,669

				2,659,752
Residential mortgage-backed securities (non-agency) (25.4%)

APS Resecuritization Trust 144A FRB Ser. 15-1, Class 2M, 0.569s, 2054			130,000	80,600

BCAP, LLC Trust 144A
FRB Ser. 15-RR5, Class 2A3, 1.355s, 2046			100,000	71,420
FRB Ser. 15-RR6, Class 3A2, 1.225s, 2046			100,000	79,810

Bellemeade Re Ltd. 144A FRB Ser. 15-1A, Class B1, 6.736s, 2025 (Bermuda)			150,000	145,125

Countrywide Alternative Loan Trust
FRB Ser. 05-27, Class 2A3, 1.882s, 2035			101,669	82,469
FRB Ser. 06-OA10, Class 1A1, 1.282s, 2046			127,814	90,945
FRB Ser. 06-OA7, Class 1A2, 1.262s, 2046			118,681	85,450
FRB Ser. 05-38, Class A3, 0.786s, 2035			75,077	59,197
FRB Ser. 05-59, Class 1A1, 0.762s, 2035			123,443	95,226
FRB Ser. 05-62, Class 1A1, 0.736s, 2035			109,621	83,312
FRB Ser. 06-OC2, Class 2A3, 0.726s, 2036			47,784	41,572
FRB Ser. 06-OA2, Class A1, 0.642s, 2046			129,566	90,696
FRB Ser. 06-OA10, Class 4A1, 0.626s, 2046			126,687	85,514
FRB Ser. 06-OC10, Class 2A2A, 0.616s, 2036			64,281	60,746
FRB Ser. 06-OC8, Class 2A2A, 0.556s, 2036			90,787	86,248

Countrywide Home Loan Mortgage Pass-Through Trust FRB Ser. 06-OA5, Class 2A1, 0.636s, 2046			123,877	93,400

Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 2M2, 7.377s, 2028			95,000	97,044
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2, 7.177s, 2028			95,000	96,418
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, 6.136s, 2028			100,000	94,840

GreenPoint Mortgage Funding Trust
FRB Ser. 05-HY1, Class M1, 0.986s, 2035			135,000	96,822
FRB Ser. 07-AR3, Class A1, 0.656s, 2037			120,738	94,134

GSAA Home Equity Trust
FRB Ser. 05-9, Class M3, 0.966s, 2035			75,000	50,551
FRB Ser. 06-8, Class 2A2, 0.616s, 2036			197,180	93,660

IndyMac INDX Mortgage Loan Trust FRB Ser. 07-FLX2, Class A1C, 0.626s, 2037			140,823	97,872

Morgan Stanley Resecuritization Trust 144A Ser. 15-R3, Class 8B, 2.406s, 2047			163,016	73,357

MortgageIT Trust FRB Ser. 05-3, Class M4, 1.066s, 2035			96,847	83,050

Nomura Resecuritization Trust 144A FRB Ser. 15-1R, Class 6A9, 0.677s, 2047			150,000	79,500

Structured Asset Mortgage Investments II Trust FRB Ser. 06-AR7, Class A11, 0.736s, 2036			218,618	93,210

				2,382,188

Total mortgage-backed securities (cost $7,969,458)				$7,281,745

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (49.0%)(a)
			Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (3.8%)

Government National Mortgage Association Pass-Through Certificates
4.654s, June 20, 2045			$25,668	$29,068
4.554s, May 20, 2045			25,157	28,402
4.511s, May 20, 2065			271,887	304,756

				362,226
U.S. Government Agency Mortgage Obligations (45.2%)

Federal National Mortgage Association Pass-Through Certificates
5s, TBA, March 1, 2046			1,000,000	1,107,344
4 1/2s, TBA, March 1, 2046			1,000,000	1,086,094
3s, TBA, April 1, 2046			1,000,000	1,023,633
3s, TBA, March 1, 2046			1,000,000	1,025,547

				4,242,618

Total U.S. government and agency mortgage obligations (cost $4,588,824)				$4,604,844

ASSET-BACKED SECURITIES (2.4%)(a)
			Principal amount	Value

Station Place Securitization Trust
FRB Ser. 15-4, Class A, 1.402s, 2016			$128,000	$128,000
FRB Ser. 15-2, Class A, 1.235s, 2016			93,000	93,000

Total asset-backed securities (cost $221,000)				$221,000

PURCHASED SWAP OPTIONS OUTSTANDING (0.4%)(a)
Counterparty
Fixed right % to receive or (pay)/	Expiration		Contract
Floating rate index/Maturity date	date/strike		amount	Value

Barclays Bank PLC

1.73875/3 month USD-LIBOR-BBA/Apr-26	Apr-16/1.73875		$834,400	$16,363

(2.15625)/3 month USD-LIBOR-BBA/Apr-26	Apr-16/2.15625		834,400	576

Goldman Sachs International

1.725/3 month USD-LIBOR-BBA/Mar-26	Mar-16/1.725		834,400	13,684

1.46625/3 month USD-LIBOR-BBA/Mar-26	Mar-16/1.46625		834,400	2,253

(1.76875)/3 month USD-LIBOR-BBA/Mar-26	Mar-16/1.76875		834,400	1,202

(2.095)/3 month USD-LIBOR-BBA/Mar-26	Mar-16/2.095		834,400	150

JPMorgan Chase Bank N.A.

0.975/3 month USD-LIBOR-BBA/Apr-21	Apr-16/0.975		1,077,000	2,359

(1.365)/3 month USD-LIBOR-BBA/Apr-21	Apr-16/1.365		1,077,000	2,348

Total purchased swap options outstanding (cost $40,889)				$38,935

PURCHASED OPTIONS OUTSTANDING (0.2%)(a)
	Expiration		Contract
	date/strike price		amount	Value

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	May-16/$102.59		$1,000,000	$9,250

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Apr-16/101.27		1,000,000	2,420

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Apr-16/101.02		1,000,000	1,930

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Apr-16/100.25		1,000,000	950

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Apr-16/100.05		1,000,000	790

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Mar-16/99.63		1,000,000	1

Federal National Mortgage Association 30 yr 3.5s TBA commitments (Call)	Mar-16/104.52		1,000,000	3,660

Total purchased options outstanding (cost $59,532)				$19,001

SHORT-TERM INVESTMENTS (19.8%)(a)
			Principal amount/shares	Value

Putnam Short Term Investment Fund 0.41%(AFF)		Shares	1,418,723	$1,418,723

U.S. Treasury Bills 0.30%, May 19, 2016(SEGCCS)			$40,000	39,974

U.S. Treasury Bills 0.29%, May 12, 2016(SEGCCS)			4,000	3,998

U.S. Treasury Bills 0.04%, April 28, 2016(SEGCCS)			63,000	62,972

U.S. Treasury Bills 0.07%, April 14, 2016(SEGSF)(SEGCCS)			226,000	225,924

U.S. Treasury Bills 0.07%, April 7, 2016			109,000	108,973

Total short-term investments (cost $1,860,665)				$1,860,564

TOTAL INVESTMENTS

Total investments (cost $14,740,368)(b)				$14,026,089

WRITTEN SWAP OPTIONS OUTSTANDING at 2/29/16 (premiums $40,887) (Unaudited)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Barclays Bank PLC

1.9475/3 month USD-LIBOR-BBA/Apr-26	Apr-16/1.9475	$417,200	$976
(1.9475)/3 month USD-LIBOR-BBA/Apr-26	Apr-16/1.9475	417,200	14,547
Goldman Sachs International

1.91/3 month USD-LIBOR-BBA/Mar-26	Mar-16/1.91	417,200	396
1.6175/3 month USD-LIBOR-BBA/Mar-26	Mar-16/1.6175	417,200	2,320
(1.6175)/3 month USD-LIBOR-BBA/Mar-26	Mar-16/1.6175	417,200	3,484
(1.91)/3 month USD-LIBOR-BBA/Mar-26	Mar-16/1.91	417,200	12,900
JPMorgan Chase Bank N.A.

(1.17)/3 month USD-LIBOR-BBA/Apr-21	Apr-16/1.17	538,500	3,043
1.17/3 month USD-LIBOR-BBA/Apr-21	Apr-16/1.17	538,500	3,086

Total			$40,752

WRITTEN OPTIONS OUTSTANDING at 2/29/16 (premiums $59,531) (Unaudited)

	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	May-16/$101.83	$1,000,000	$5,610
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	May-16/101.06	1,000,000	3,250
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Apr-16/100.54	1,000,000	1,250
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Apr-16/100.29	1,000,000	990
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Apr-16/99.81	1,000,000	630
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Apr-16/99.56	1,000,000	500
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Apr-16/99.50	1,000,000	470
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Apr-16/99.30	1,000,000	390
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Apr-16/98.75	1,000,000	230
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Apr-16/98.55	1,000,000	190
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Mar-16/98.05	1,000,000	1
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Mar-16/98.84	1,000,000	1
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Mar-16/104.52	1,000,000	920

Total			$14,432

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 2/29/16 (Unaudited)

Counterparty			Premium	Unrealized
Fixed right or obligation % to receive or (pay)/	Expiration	Contract	receivable/	appreciation/
Floating rate index/Maturity date	date/strike	amount	(payable)	(depreciation)

Goldman Sachs International

1.4805/3 month USD-LIBOR-BBA/Mar-26 (Purchased)	Mar-16/1.4805	$834,400	$(3,755)	$2
(1.7355)/3 month USD-LIBOR-BBA/Mar-26 (Purchased)	Mar-16/1.7355	834,400	(3,755)	(667)
1.608/3 month USD-LIBOR-BBA/Mar-26 (Written)	Mar-16/1.608	417,200	3,755	321
(1.608)/3 month USD-LIBOR-BBA/Mar-26 (Written)	Mar-16/1.608	417,200	3,755	(234)
JPMorgan Chase Bank N.A.

1.445/3 month USD-LIBOR-BBA/Apr-26 (Purchased)	Apr-16/1.445	1,000,000	(6,250)	150
(1.805)/3 month USD-LIBOR-BBA/Apr-26 (Purchased)	Apr-16/1.805	1,000,000	(6,250)	(790)
1.625/3 month USD-LIBOR-BBA/Apr-26 (Written)	Apr-16/1.625	500,000	6,250	285
(1.625)/3 month USD-LIBOR-BBA/Apr-26 (Written)	Apr-16/1.625	500,000	6,250	(585)

Total			$—	$(1,518)

TBA SALE COMMITMENTS OUTSTANDING at 2/29/16 (proceeds receivable $1,026,719) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 3s, March 1, 2046	$1,000,000	3/14/16	$1,025,547

Total			$1,025,547

	CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 2/29/16 (Unaudited)

			Upfront		Payments	Payments	Unrealized
			premium	Termination	made by	received by	appreciation/
	Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	$2,697,000	(E)	$(150)	3/16/21	1.70%	3 month USD-LIBOR-BBA	$(72,864)
	1,624,000	(E)	1,486	3/16/26	2.20%	3 month USD-LIBOR-BBA	(93,458)
	491,000	(E)	(3,732)	3/16/46	3 month USD-LIBOR-BBA	2.65%	62,040
	5,211,000	(E)	5,376	3/16/18	1.20%	3 month USD-LIBOR-BBA	(30,882)
	193,900	(E)	(2)	3/30/21	3 month USD-LIBOR-BBA	1.16%	16
	1,746,200	(E)	8,554	3/16/18	1.05%	3 month USD-LIBOR-BBA	1,608
	2,175,800	(E)	(20,703)	3/16/26	3 month USD-LIBOR-BBA	1.83%	30,089
	326,500	(E)	(2,530)	3/16/18	3 month USD-LIBOR-BBA	1.19%	(322)
	267,500	(E)	3,749	3/16/26	1.77%	3 month USD-LIBOR-BBA	(972)
	283,100	(E)	(32,157)	3/16/46	3 month USD-LIBOR-BBA	2.60%	2,392
	1,339,600	(E)	3,047	3/16/21	3 month USD-LIBOR-BBA	1.115%	729
	2,235,000		(8)	3/2/18	3 month USD-LIBOR-BBA	0.8355%	—
	67,000		(1)	3/2/21	1.136%	3 month USD-LIBOR-BBA	—
	220,000		(3)	3/2/26	1.574%	3 month USD-LIBOR-BBA	—
	227,000		(8)	3/2/46	2.0805%	3 month USD-LIBOR-BBA	—

	Total		$(37,082)	$(101,624)
(E)	Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 2/29/16 (Unaudited)

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
$423,372	$—	1/12/41	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	$(2,929)
336,841	—	1/12/41	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(2,330)
915,368	—	1/12/43	(3.50%) 1 month USD-LIBOR	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	(6,232)
Credit Suisse International
1,900,062	—	1/12/41	3.50% ( 1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	13,183
633,882	—	1/12/41	4.50% ( 1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	4,510
760,213	—	1/12/41	4.00% ( 1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	5,403
202,120	—	1/12/45	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	1,694
Goldman Sachs International
768,516	—	1/12/45	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	5,797
984,694	—	1/12/43	(3.50%) 1 month USD-LIBOR	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	(6,704)

Total	$—	$12,392

	OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 2/29/16 (Unaudited)

			Upfront			Payments
			premium		Termi-	received	Unrealized
	Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
	Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

	Barclays Bank PLC
	CMBX NA BBB- Index	—	$(237)	$8,000	5/11/63	(300 bp)	$737
	CMBX NA BBB- Index	BBB-/P	62	11,000	1/17/47	300 bp	(1,673)
	Credit Suisse International
	CMBX NA BB Index	—	(35)	2,000	5/11/63	(500 bp)	314
	CMBX NA BB Index	—	(194)	20,000	1/17/47	(500 bp)	4,234
	CMBX NA BBB- Index	—	(2,702)	30,000	5/11/63	(300 bp)	952
	CMBX NA BBB- Index	BBB-/P	58	2,000	1/17/47	300 bp	(258)
	CMBX NA BBB- Index	BBB-/P	80	2,000	1/17/47	300 bp	(235)
	CMBX NA BBB- Index	BBB-/P	127	3,000	1/17/47	300 bp	(346)
	CMBX NA BBB- Index	BBB-/P	174	3,000	1/17/47	300 bp	(299)
	CMBX NA BBB- Index	BBB-/P	235	4,000	1/17/47	300 bp	(396)
	CMBX NA BBB- Index	BBB-/P	231	8,000	1/17/47	300 bp	(1,031)
	CMBX NA BBB- Index	BBB-/P	2,435	71,000	1/17/47	300 bp	(8,760)
	CMBX NA BBB- Index	BBB-/P	18,548	168,000	1/17/47	300 bp	(7,942)
	CMBX NA BBB- Index	BBB-/P	24,558	690,000	1/17/47	300 bp	(84,243)
	Goldman Sachs International
	CMBX NA BBB- Index	BBB-/P	127	15,000	1/17/47	300 bp	(2,238)
	CMBX NA BBB- Index	BBB-/P	288	37,000	1/17/47	300 bp	(5,546)
	CMBX NA BB Index	—	(207)	20,000	1/17/47	(500 bp)	4,221
	CMBX NA BBB- Index	—	(1,061)	12,000	5/11/63	(300 bp)	400
	CMBX NA BBB- Index	—	(1,024)	12,000	5/11/63	(300 bp)	438
	CMBX NA BBB- Index	—	(36)	4,000	5/11/63	(300 bp)	451
	CMBX NA BBB- Index	BBB-/P	86	2,000	1/17/47	300 bp	(229)
	CMBX NA BBB- Index	BBB-/P	42	2,000	1/17/47	300 bp	(273)
	CMBX NA BBB- Index	BBB-/P	121	3,000	1/17/47	300 bp	(352)
	CMBX NA BBB- Index	BBB-/P	121	3,000	1/17/47	300 bp	(352)
	CMBX NA BBB- Index	BBB-/P	121	4,000	1/17/47	300 bp	(510)
	CMBX NA BBB- Index	BBB-/P	299	10,000	1/17/47	300 bp	(1,277)
	CMBX NA BBB- Index	BBB-/P	208	27,000	1/17/47	300 bp	(4,050)
	CMBX NA BBB- Index	BBB-/P	3,984	30,000	1/17/47	300 bp	(747)
	JPMorgan Securities LLC
	CMBX NA BBB- Index	—	(27)	5,000	5/11/63	(300 bp)	582
	CMBX NA BBB- Index	—	(120)	5,000	5/11/63	(300 bp)	489
	CMBX NA BBB- Index	—	(52)	2,000	5/11/63	(300 bp)	192
	CMBX NA BBB- Index	BBB-/P	111	2,000	1/17/47	300 bp	(205)
	CMBX NA BBB- Index	BBB-/P	131	5,000	1/17/47	300 bp	(658)
	CMBX NA BBB- Index	BBB-/P	264	5,000	1/17/47	300 bp	(525)
	CMBX NA BBB- Index	BBB-/P	3,967	30,000	1/17/47	300 bp	(763)

	Total		$50,683	$(109,898)

*	Payments related to the referenced debt are made upon a credit default event.

**	Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***	Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody's, Standard & Poor's or Fitch ratings are believed to be the most recent ratings available at February 29, 2016. Securities rated by Putnam are indicated by "/P." Securities rated by Fitch are indicated by "/F."

Key to holding's abbreviations
bp	Basis Points
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
TBA	To Be Announced Commitments

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from June 1, 2015 through February 29, 2016 (the reporting period). Within the following notes to the portfolio, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $9,390,037.
(b)	The aggregate identified cost on a tax basis is $14,740,368, resulting in gross unrealized appreciation and depreciation of $80,867 and $795,146, respectively, or net unrealized depreciation of $714,279.
(AFF)	Affiliated company. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership and control, were as follows:
	Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period

	Putnam Money Market Liquidity Fund*	$—	$1,167,676	$1,167,676	$280	$—
	Putnam Short Term Investment Fund*	2,562,978	1,970,034	3,114,289	2,572	1,418,723
	Totals	$2,562,978	$3,137,710	$4,281,965	$2,852	$1,418,723
* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
(SEGCCS)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities' valuation inputs.
At the close of the reporting period, the fund maintained liquid assets totaling $4,318,462 to cover certain derivative contracts and delayed delivery securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund's assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Stripped securities: The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.
Options contracts: The fund used options contracts to hedge duration and convexity, to isolate prepayment risk, and to manage downside risks.
The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.
Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap options contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.
For the fund's average contract amount on options contracts, see the appropriate table at the end of these footnotes.
Futures contracts: The fund used futures contracts for hedging treasury term structure risk and for yield curve positioning.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin".
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Interest rate swap contracts: The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk and for yield curve positioning.
An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund's books. An upfront payment made by the fund is recorded as an asset on the fund's books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.
The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund's maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
For the fund's average notional amount on interest rate swap contracts, see the appropriate table at the end of these footnotes.
Total return swap contracts: The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, for hedging sector exposure and for gaining exposure to specific sectors.
To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund's maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty.
For the fund's average notional amount on OTC total return swap contracts, see the appropriate table at the end of these footnotes.
Credit default contracts: The fund entered into OTC and/or centrally cleared credit default contracts for hedging credit risk, for gaining exposure to specific sectors and for hedging market risk.
In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund's books. An upfront payment made by the fund is recorded as an asset on the fund's books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.
In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. The fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.
For the fund's average notional amount on credit default contracts, see the appropriate table at the end of these footnotes.
TBA commitments: The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.
The fund may also enter into TBA sale commitments to hedge its portfolio positions to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.
TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.
Unsettled TBA commitments are valued at their fair value according to the procedures described under "Security valuation" above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund's custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund's portfolio.
Collateral pledged by the fund is segregated by the fund's custodian and identified in the fund's portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund's net position with each counterparty.
With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund's net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty's long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund's counterparties to elect early termination could impact the fund's future derivative activity.
At the close of the reporting period, the fund had a net liability position of $149,162 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $99,970 and may include amounts related to unsettled agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$221,000	$—
Mortgage-backed securities	—	6,523,441	758,304
Purchased options outstanding	—	19,001	—
Purchased swap options outstanding	—	38,935	—
U.S. government and agency mortgage obligations	—	4,604,844	—
Short-term investments	1,418,723	441,841	—

Totals by level	$1,418,723	$11,849,062	$758,304

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Written options outstanding	$—	$(14,432)	$—
Written swap options outstanding	—	(40,752)	—
Forward premium swap option contracts	—	(1,518)	—
TBA sale commitments	—	(1,025,547)	—
Interest rate swap contracts	—	(64,542)	—
Total return swap contracts	—	12,392	—
Credit default contracts	—	(160,581)	—

Totals by level	$—	$(1,294,980)	$—

During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund's net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The following is a reconciliation of Level 3 assets as of the close of the reporting period:
Investments in securities:	Balance as of 5/31/15	Accrued discounts/ premiums	Realized gain/ (loss)	Change in net unrealized appreciation/ (depreciation)#	Cost of purchases	Proceeds from sales	Total transfers into Level 3†	Total transfers out of Level 3†	Balance as of February 29,2016

Mortgage-backed securities	$77,430	$(32,849)	$—	$11,417	$726,565	$—	$47,161	$(71,420)	$758,304

Totals	$77,430	$(32,849)	$—	$11,417	$726,565	$—	$47,161	$(71,420)	$758,304

† Transfers during the reporting period are accounted for using the end of period market value and did not represent, in the aggregate, more than 1% of the fund's net assets measured as of the end of the period.
# Includes $17,427 related to Level 3 securities still held at period end.

Fair Value of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Fair value	Fair value
Credit contracts	$18,705	$179,286
Interest rate contracts	242,640	293,556

Total	$261,345	$472,842

The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Purchased TBA commitment option contracts (contract amount)		$6,000,000
Purchased swap option contracts (contract amount)		$15,800,000
Written TBA commitment option contracts (contract amount)		$8,100,000
Written swap option contracts (contract amount)		$12,100,000
Centrally cleared interest rate swap contracts (notional)		$40,100,000
OTC total return swap contracts (notional)		$8,800,000
OTC credit default contracts (notional)		$1,100,000

	The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions, if applicable, see note "(d)" above, and for borrowing transactions associated with securities sold short, if applicable, see the "Short sales of securities" note above.

		Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Total

	Assets:
	Centrally cleared interest rate swap contracts§	$—	$12,597	$—	$—	$—	$—	$12,597
	OTC Total return swap contracts*#	—	—	24,790	5,797	—	—	30,587
	OTC Credit default contracts*#	974	—	8,431	7,838	—	1,462	18,705
	Forward premium swap option contracts#	—	—	—	323	435	—	758
	Purchased swap options#	16,939	—	—	17,289	4,707	—	38,935
	Purchased options#	—	—	—	—	19,001	—	19,001

	Total Assets	$17,913	$12,597	$33,221	$31,247	$24,143	$1,462	$120,583

	Liabilities:
	Centrally cleared interest rate swap contracts§	—	9,731	—		—	—	9,731
	OTC Total return swap contracts*#	11,491	—	—	6,704	—	—	18,195
	OTC Credit default contracts*#	1,735	—	149,956	20,971	—	6,624	179,286
	Forward premium swap option contracts#	—	—	—	901	1,375	—	2,276
	Written swap options#	15,523	—	—	19,100	6,129	—	40,752
	Written options#	—	—	—	—	14,432	—	14,432

	Total Liabilities	$28,749	$9,731	$149,956	$47,676	$21,936	$6,624	$264,672

	Total Financial and Derivative Net Assets	$(10,836)	$2,866	$(116,735)	$(16,429)	$2,207	$(5,162)	$(144,089)
	Total collateral received (pledged)##†	$—	$—	$(99,970)	$—	$—	$—
	Net amount	$(10,836)	$2,866	$(16,765)	$(16,429)	$2,207	$(5,162)

*	Excludes premiums, if any.

†	Additional collateral may be required from certain brokers based on individual agreements.

#	Covered by master netting agreement.

##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§	Includes current day's variation margin only, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund's portfolio.

	For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: April 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: April 28, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: April 28, 2016